Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
IRONNET, INC., et al.,[1]	)	Case No. 23-11710 (BLS)
)
Debtors.	)	(Jointly Administered)
)
	)	Ref. Docket No. 8

INTERIM ORDER (A) ESTABLISHING NOTIFICATION AND HEARING PROCEDURES FOR CERTAIN TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON STOCK OF IRONNET, INC.

AND CLAIMS AGAINST THE DEBTORS AND (B) GRANTING RELATED RELIEF

Upon consideration of the motion (the “Motion”)2 of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for the entry of an interim order (this “Interim Order”) (a) approving the Procedures related to certain transfers of, or declarations of worthlessness with respect to, Beneficial Ownership of Common Stock as detailed in Exhibit 1 to each of this Interim Order and the Final Order (defined below) (collectively, the “Procedures”); (b) directing that any purchase, sale, other transfer of, or declaration of worthlessness with respect to Beneficial Ownership of Common Stock in violation of the Procedures shall be null and void ab initio; and (c) granting related relief; and upon consideration of the First Day Declaration and the record of these chapter 11 cases; and due and proper notice of the Motion having been given; and it appearing that no other or further notice of the Motion is required except as otherwise provided herein; and it appearing that this Court has jurisdiction to consider the Motion in accordance with 28 U.S.C. §§ 157 and 1334 and the

[1]

1 The Debtors in the above captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: IronNet, Inc. (9446), IronNet Cybersecurity, Inc. (2655), IronNet International, LLC (7621), IronCAD LLC (1162), and HighDegree, LLC (8474). The Debtors’ corporate headquarters is located at 7900 Tysons One Place, Suite 400, McLean, VA 22102.

[2]	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

Amended Standing Order; and it appearing that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and it appearing that venue of this proceeding and the Motion is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having reviewed the Motion and having heard the statements in support of the relief requested in the Motion at a hearing before this Court; and it appearing that the relief requested in the Motion and provided for herein is in the best interest of the Debtors, their estates, and their creditors, and is necessary to avoid immediate and irreparable harm to the Debtors and their estates, as contemplated by Bankruptcy Rule 6003(b); and after due deliberation and sufficient cause appearing therefor, IT IS HEREBY ORDERED THAT:

1. The Motion is GRANTED on an interim basis as set forth herein.

2. The Debtors are authorized, but not directed, to take all actions necessary to effectuate the relief granted in this Interim Order in accordance with the Motion.

3. Objections to entry of an order granting the Motion on a final basis (the “Final Order”) must be filed by October 30, 2023 at 4:00 p.m. (ET) and served on: (a) proposed counsel to the Debtors, Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, Delaware 19801, Attn: Sean M. Beach (sbeach@ycst.com), Kenneth J. Enos (kenos@ycst.com), Elizabeth S. Justison (ejustison@ycst.com), Timothy R. Powell (tpowell@ycst.com), and Kristin L. McElroy (kmcelroy@ycst.com); (b) the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Wilmington, Delaware, 19801, Attn: Timothy J. Fox, Jr. (Timothy.Fox@usdoj.gov); (c) counsel to the DIP Facility Lenders, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, Attn: Raphael M. Russo (rrusso@paulweiss.com), David Tarr (dtarr@paulweiss.com), Sean A. Mitchell (smitchell@paulweiss.com), Diane Meyers (dmeyers@paulweiss.com), and

Thomas R. O’Neill (toneill@paulweiss.com); and (d) counsel to any statutory committee appointed in these chapter 11 cases. A final hearing, if required, on the Motion will be held on November 14, 2023 at 1:00 p.m. (ET). If no objections are filed to the Motion, this Court may enter the Final Order without further notice or hearing.

4. The Procedures, as set forth in Exhibit 1 attached hereto, are approved on an interim basis.

5. Any transfer of, or declaration of worthlessness with respect to, Beneficial Ownership of Common Stock, in each case, in violation of the Procedures (including, but not limited to, the notice requirements) shall be null and void ab initio.

6. In the case of any attempted transfer of, or declaration of worthlessness with respect to, Beneficial Ownership of Common Stock in violation of the Procedures (including, but not limited to, the notice requirements), the person or entity attempting to make such transfer, declaration, acquisition, disposition, or trade shall be required to take remedial actions specified by the Debtors to appropriately reflect that such transfer, declaration, acquisition, disposition, or trade is null and void ab initio. In the case of any such declaration of worthlessness with respect to Beneficial Ownership of Common Stock in violation of the Procedures (including, but not limited to, the notice requirements), the person or entity attempting to make such declaration shall be required to file an amended tax return revoking such declaration and any related deduction to appropriately reflect that such declaration is void ab initio.

7. The Debtors may retroactively or prospectively waive any and all sanctions, remedies, restrictions, stays, and notification procedures set forth in the Procedures or imposed by this Interim Order on parties other than the Debtors.

8. Other than to the extent that this Interim Order expressly conditions or restricts trading in Common Stock or Claims, nothing in this Interim Order or in the Motion shall, or shall be deemed to, prejudice, impair, or otherwise alter or affect the rights of any holders of Common Stock or Claims, including in connection with the treatment of any such Common Stock or Claims under any chapter 11 plan or any applicable bankruptcy court order.

9. The requirements set forth in this Interim Order are in addition to the requirements of Bankruptcy Rule 3001(e) and applicable securities, corporate, and other laws and do not excuse noncompliance therewith.

10. Within three (3) business days of the entry of this Interim Order, or as soon as reasonably practicable thereafter, the Debtors shall serve the Notice of Interim Order to all parties that were served with notice of the Motion and the Nominees that hold Common Stock in “street name” for the beneficial holders. Within five (5) business days of the entry of this Interim Order, or as soon as reasonably practicable thereafter, the Debtors shall post this Interim Order and the Procedures to the website established by the Debtors’ claims and noticing agent, Stretto, Inc., and publish the Notice of Interim Order once in the national edition of The New York Times. The Debtors shall also file a form 8-K with a reference to the entry of this Interim Order.

11. Nothing herein shall preclude any person desirous of acquiring any Common Stock from requesting relief from this Interim Order from this Court, subject to the Debtors’ rights to oppose such relief.

12. Notwithstanding the relief granted herein and any actions taken pursuant to such relief, nothing in this Interim Order shall be deemed: (a) an admission as to the amount of, basis for, or validity of any claim against a Debtor entity under the Bankruptcy Code or other applicable nonbankruptcy law; (b) a waiver of the Debtors’ or any other party in interest’s right to dispute any claim on any grounds; (c) a promise or requirement to pay any claim; (d) an implication or admission that any particular claim is of a type specified or defined in the Motion or any order granting the relief requested by the Motion or a finding that any particular claim is an administrative expense claim or other priority claim; (e) a request or authorization to assume, adopt, or reject any agreement, contract, or lease pursuant to section 365 of the Bankruptcy Code; (f) an admission as to the validity, priority, enforceability, or perfection of any lien on, security interest in, or other encumbrance on property of the Debtors’ estates; (g) a waiver or limitation of the Debtors’, or any other party in interest’s, rights under the Bankruptcy Code or any other applicable law; or (h) a concession by the Debtors that any liens (contractual, common law, statutory, or otherwise) that may be satisfied pursuant to the relief requested in the Motion are valid, and the rights of all parties in interest are expressly reserved to contest the extent, validity, or perfection or seek avoidance of all such liens.

13. Notice of the Motion as provided therein is hereby deemed good and sufficient notice of such Motion, and the requirements of Bankruptcy Rule 6004(a) and the Local Rules are satisfied by such notice.

14. The Debtors are authorized to take any and all actions necessary to effectuate the relief granted herein.

15. The requirements of Bankruptcy Rule 6003(b) are satisfied because the relief set forth in this Interim Order is necessary to avoid immediate and irreparable harm to the estates.

16. Notwithstanding any applicability of Bankruptcy Rule 6004(h), the terms and conditions of this Interim Order shall be effective and enforceable immediately upon its entry.

17. This Court shall retain jurisdiction with respect to all matters arising from or related to the implementation of this Interim Order.

BRENDAN L. SHANNON
Dated: October 13th, 2023	UNITED STATES BANKRUPTCY JUDGE
Wilmington, Delaware

EXHIBIT 1

Procedures for Transfers of, and Declarations of Worthlessness with Respect to, Beneficial Ownership of Common Stock

PROCEDURES FOR TRANSFERS OF, AND

DECLARATIONS OF WORTHLESSNESS WITH

RESPECT TO, BENEFICIAL OWNERSHIP OF COMMON STOCK

Procedures for Transfers of Beneficial Ownership of Common Stock1

a.

Any person or Entity (as defined below) that, at any time on or after the Petition Date, is or becomes a Substantial Shareholder (as defined below) must file with the Court, and serve upon: (i) the Debtors, 7900 Tysons One Place, Suite 400, McLean, VA 22102, Attention: Cameron Pforr (Cameron.pforr@ironnetcybersecurity.com); (ii) proposed counsel to the Debtors, Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King St., Wilmington, Delaware 19801, Attention: Elizabeth S. Justison (ejustison@ycst.com), and Timothy R. Powell (tpowell@ycst.com) (collectively, the “Declaration Notice Parties”), a declaration of such status, substantially in the form of Exhibit 1A attached to these Procedures (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (A) 20 business days after the date of the Notice of Interim Order (as defined herein) and (B) 10 calendar days after becoming a Substantial Shareholder; provided, that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

b.

At least 10 business days prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in an increase in the amount of Common Stock as to which a Substantial Shareholder has Beneficial Ownership or would result in a person or Entity becoming a Substantial Shareholder (including the actual or deemed exercise of any Option to acquire Common Stock that would result in the amount of Common Stock beneficially owned by any person or Entity that currently is or, as a result of the proposed transaction, would be, a Substantial Shareholder), the parties to such transaction must file with the Court and serve upon the Declaration Notice Parties an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1B attached to these Procedures (each, a “Declaration of Intent to Accumulate Common Stock”).

c.

At least 10 business days prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in a person or Entity ceasing to be a Substantial Shareholder, the parties to such transaction must file with the Court and serve upon the Declaration Notice Parties an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1C attached to these Procedures (each, a “Declaration of Intent to Transfer Common Stock or Options” and, together with a Declaration of Intent to Accumulate Common Stock, each, a “Declaration of Proposed Transfer”).

[1]

Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Debtors’ Motion for Entry of Interim and Final Orders (A) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of IronNet, Inc. and Claims Against the Debtors and (B) Granting Related Relief (the “Motion”).

d.

The Debtors shall have 5 business days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such person or Entity an objection to any proposed transfer of Beneficial Ownership of Common Stock described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize their Tax Attributes.

e.

If the Debtors file an objection, the proposed transaction will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court.

f.

If the Debtors do not object within such 5-business day period, the proposed transaction may proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of these Procedures must be the subject of additional notices in accordance with these Procedures, with an additional 5-business day waiting period for each Declaration of Proposed Transfer.

g.

For purposes of these Procedures for Transfers of Beneficial Ownership of Common Stock, (i) “Substantial Shareholder” means any person or Entity that has Beneficial Ownership of at least 5,467,805.28 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock as of the Petition Date); and (ii) “Entity” has the meaning as such term is defined in section 1.382-3(a) of the Treasury Regulations, including any group of persons who have a formal or informal understanding among themselves to make a coordinated acquisition of stock.

2

Procedures for Declarations of Worthlessness of Common Stock

a.

Any person or Entity that currently is or becomes a 50% Shareholder (as defined below) must file with the Court and serve the Declaration Notice Parties a notice of such status, in the form of Exhibit 1D attached to these Procedures, on or before the later of (i) 30 calendar days after the date of the Notice of Interim Order and (ii) 10 calendar days after becoming a 50% Shareholder; provided, that, for the avoidance of doubt, the other procedures set forth herein shall apply to any 50% Shareholder even if no Declaration of Status as a 50% Shareholder has been filed.

b.

Prior to filing any federal, state, or local tax return, or any amendment to such a return, claiming any deduction for worthlessness of the Common Stock for a tax year ending before the Debtors’ emergence from chapter 11 protection, such 50% Shareholder must file with the Court and serve upon the Declaration Notice Parties an advance written notice substantially in the form of Exhibit 1E attached to these Procedures (a “Declaration of Intent to Claim a Worthless Stock Deduction”) of the intended claim of worthlessness.

i.

The Debtors shall have 5 business days after receipt of a Declaration of Intent to Claim a Worthless Stock Deduction to file with the Court and serve on such 50% Shareholder an objection to any proposed claim of worthlessness described in the Declaration of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors’ ability to utilize their Tax Attributes.

ii.

If the Debtors file an objection, the 50% Shareholder shall not claim, or cause to be claimed, the proposed worthless stock deduction to which the Declaration of Intent to Claim a Worthless Stock Deduction relates unless such objection is withdrawn by the Debtors or the proposed worthless stock deduction is approved by a final and non-appealable order of the Court.

iii.

If the Debtors do not object within such 5-business day period, the filing of the tax return or amendment with such claim will be permitted solely as set forth in the Declaration of Intent to Claim a Worthless Stock Deduction. Additional tax returns or amendments within the scope of these Procedures must be the subject of additional notices as set forth herein, with an additional 5-business day waiting period.

c.

For purposes of these Procedures for Declarations of Worthlessness of Common Stock, a “50% Shareholder” is any person or Entity that currently is or becomes a “50-percent shareholder” (within the meaning of section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations).

3

Notice Procedures

a.

No later than 3 business days following entry of the Interim Order, or as soon as reasonably practicable thereafter, the Debtors shall serve by first class or overnight mail a notice, substantially in the form of Exhibit 1F attached to the Procedures (the “Notice of Interim Order”), on the parties listed in paragraph 30 of the Motion (collectively, the “Notice Parties”) and the Nominees. Additionally, no later than 3 business days following entry of the Final Order, the Debtors shall serve a Notice of Interim Order modified to reflect that the final order has been entered (as modified, the “Notice of Final Order”) on the same entities that received the Notice of Interim Order.

b.

Upon receipt of the Notice of Interim Order or Notice of Final Order, as applicable, all Nominees of Common Stock shall serve the applicable notice upon parties on behalf of which they directly hold record ownership, with correlative instructions to serve notices, sequentially, to reach the beneficial level, by no later than 5 business days after being served with notice. Additionally, any entity or broker or agent acting on such entity’s or individual’s behalf who sells Common Stock to another entity shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such Common Stock or any broker or agent acting on such purchaser’s behalf.

c.

To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided that any such declarations served on the Debtors shall not be in redacted form. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except to the extent (i) necessary to respond to a petition or objection filed with the Court, (ii) otherwise required by law, or (iii) that the information contained therein is already public; provided that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such declarations strictly confidential and shall not disclose the contents thereof to any other person, subject to further Court order. If confidential information is necessary to respond to a petitioner’s objection filed with the Court, such confidential information shall be filed under seal or in a redacted form.

d.	The Debtors, may waive any and all restrictions, stays, and notification Procedures contained in the Notice of Interim Order or Notice of Final Order.

4

EXHIBIT 1A

Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
IRONNET, INC., et al.,[1]	)	Case No. 23-11710 (BLS)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the common stock of IronNet, Inc. or with respect to any Beneficial Ownership therein (the “Common Stock”).3 IronNet, Inc. is a debtor and debtor in possession in Case No. 23-11710 (BLS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

The Debtors in the above captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: IronNet, Inc. (9446), IronNet Cybersecurity, Inc. (2655), IronNet International, LLC (7621), IronCAD LLC (1162), and HighDegree, LLC (8474). The Debtors’ corporate headquarters is located at 7900 Tysons One Place, Suite 400, McLean, VA 22102.

[2]

For purposes of this Declaration: (a) a “Substantial Shareholder” is any person or Entity that has Beneficial Ownership of at least 5,467,805.28 shares of Common Stock (representing 4.5% of all issued and outstanding shares of Common Stock outstanding as of the Petition Date); (b) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and rulings issued by the Internal Revenue Service and includes direct, indirect, and constructive ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (i) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (ii) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (iii) an individual and such individual’s family members may be treated as one individual, (iv) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (v) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); (c) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; and (d) “Entity” has the meaning as such term is defined in section 1.382-3(a) of the Treasury Regulations, including any group of persons who have a formal or informal understanding among themselves to make a coordinated acquisition of stock.

[3]

For the avoidance of doubt, the definition of Common Stock shall not include record or Beneficial Ownership in any securities to be issued in connection with a chapter 11 plan of reorganization of the Debtors.

PLEASE TAKE FURTHER NOTICE that, as of    , 2023, the undersigned party currently has Beneficial Ownership of     shares of the Common Stock and/or Options to acquire     shares of the Common Stock. The following table sets forth (a) the number of shares of Common Stock and/or the number of shares of Common Stock underlying the Options beneficially owned by the undersigned party and (b) the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock and/or Options to acquire such Common Stock (categorized by class, as applicable). In the case of Common Stock and/or Options that are not owned directly by the undersigned party but are nonetheless beneficially owned by the undersigned party, the table sets forth (i) the name(s) of each record or legal owner of such shares of Common Stock and/or Options that are beneficially owned by the undersigned party, (ii) the number of shares of Common Stock and/or the number of shares of the Common Stock underlying the Options beneficially owned by such undersigned party, and (iii) the date(s) on which such Common Stock was and/or Options were acquired (categorized by class, as applicable).

Name of Owner	Shares Owned	Date(s) Acquired

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are    .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (A) Establishing Notification and Hearing Procedures for Certain Transfers of and

2

Declarations of Worthlessness with Respect to Common Stock of IronNet, Inc. and Claims Against the Debtors and (B) Granting Related Relief [Docket No.    ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Declaration Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Substantial Shareholder)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: , 20__
,
(City) (State)

3

EXHIBIT 1B

Declaration of Intent to Accumulate Common Stock

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
IRONNET, INC., et al.,[1]	)	Case No. 23-11710 (BLS)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF INTENT TO ACCUMULATE COMMON STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of common stock of IronNet, Inc. or any Beneficial Ownership therein (the “Common Stock”).3 IronNet, Inc. is a debtor and debtor in possession in Case No. 23-11710 (BLS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

The Debtors in the above captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: IronNet, Inc. (9446), IronNet Cybersecurity, Inc. (2655), IronNet International, LLC (7621), IronCAD LLC (1162), and HighDegree, LLC (8474). The Debtors’ corporate headquarters is located at 7900 Tysons One Place, Suite 400, McLean, VA 22102.

[2]

For purposes of this Declaration: (a) a “Substantial Shareholder” is any person or Entity that has Beneficial Ownership of at least 5,467,805.28 shares of Common Stock (representing 4.5% of all issued and outstanding shares of Common Stock outstanding as of the Petition Date); (b) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and rulings issued by the Internal Revenue Service and includes direct, indirect, and constructive ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (i) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (ii) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (iii) an individual and such individual’s family members may be treated as one individual, (iv) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (v) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); (c) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; and (d) “Entity” has the meaning as such term is defined in section 1.382-3(a) of the Treasury Regulations, including any group of persons who have a formal or informal understanding among themselves to make a coordinated acquisition of stock.

[3]

For the avoidance of doubt, the definition of Common Stock shall not include record or Beneficial Ownership in any securities to be issued in connection with a chapter 11 plan of reorganization of the Debtors.

PLEASE TAKE FURTHER NOTICE that, if applicable, on    , 2023, the undersigned party filed a declaration of status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of     shares of Common Stock and/or Options to acquire     shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of     shares of Common Stock or an Option with respect to     shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of     shares of Common Stock and/or Options to acquire     shares of Common Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are    .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (A) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of IronNet, Inc. and Claims Against the Debtors and (B) Granting Related Relief [Docket No.    ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Declaration Notice Parties (as defined in the Order).

2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 5 business days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such 5-business day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

[Remainder of page intentionally left blank]

3

Respectfully submitted,

(Name of Declarant)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: , 20__
,
(City) (State)

4

EXHIBIT 1C

Declaration of Intent to Transfer Common Stock or Options

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
IRONNET, INC., et al.,[1]	)	Case No. 23-11710 (BLS)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF INTENT TO TRANSFER COMMON STOCK OR OPTIONS2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of common stock of IronNet, Inc. or any Beneficial Ownership therein (the “Common Stock”).3 IronNet, Inc. is a debtor and debtor in possession in Case No. 23-11710 (BLS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

The Debtors in the above captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: IronNet, Inc. (9446), IronNet Cybersecurity, Inc. (2655), IronNet International, LLC (7621), IronCAD LLC (1162), and HighDegree, LLC (8474). The Debtors’ corporate headquarters is located at 7900 Tysons One Place, Suite 400, McLean, VA 22102.

[2]

For purposes of this Declaration: (a) a “Substantial Shareholder” is any person or Entity that has Beneficial Ownership of at least 5,467,805.28 shares of Common Stock (representing 4.5% of all issued and outstanding shares of Common Stock outstanding as of the Petition Date); (b) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and rulings issued by the Internal Revenue Service and includes direct, indirect, and constructive ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (i) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (ii) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (iii) an individual and such individual’s family members may be treated as one individual, (iv) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (v) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); (c) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; and (d) “Entity” has the meaning as such term is defined in section 1.382-3(a) of the Treasury Regulations, including any group of persons who have a formal or informal understanding among themselves to make a coordinated acquisition of stock.

[3]

For the avoidance of doubt, the definition of Common Stock shall not include record or Beneficial Ownership in any securities to be issued in connection with a chapter 11 plan of reorganization of the Debtors.

PLEASE TAKE FURTHER NOTICE that, if applicable, on __________ __, 2023, the undersigned party filed a declaration of status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock and/or Options to acquire _________ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of _________ shares of Common Stock or an Option with respect to _________ shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Common Stock and/or Options to acquire _________ shares of Common Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (A) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of IronNet, Inc. and Claims Against the Debtors and (B) Granting Related Relief [Docket No. ____] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Declaration Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

2

PLEASE TAKE FURTHER NOTICE that the Debtors have 5 business days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such 5-business day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: __________ __, 20__

_______________,_______
(City) (State)

3

EXHIBIT 1D

Declaration of Status as 50% Shareholder

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
IRONNET, INC., et al.,[1]	)	Case No. 23-11710 (BLS)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF STATUS AS A 50% SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a 50% Shareholder with respect to the common stock of IronNet, Inc. or any Beneficial Ownership therein (the “Common Stock”).3 IronNet, Inc. is a debtor and debtor in possession in Case No. 23-11710 (BLS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

The Debtors in the above captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: IronNet, Inc. (9446), IronNet Cybersecurity, Inc. (2655), IronNet International, LLC (7621), IronCAD LLC (1162), and HighDegree, LLC (8474). The Debtors’ corporate headquarters is located at 7900 Tysons One Place, Suite 400, McLean, VA 22102.

[2]

For purposes of this Declaration: (a) a “50% Shareholder” is any person or Entity that currently is or becomes a “50-percent shareholder” (within the meaning of section 382(g)(4)(D) of the Internal Revenue Code (the “IRC”) and the applicable Treasury Regulations); (b) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and rulings issued by the Internal Revenue Service and includes direct, indirect, and constructive ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (i) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (ii) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (iii) an individual and such individual’s family members may be treated as one individual, (iv) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (v) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); (c) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; and (d) “Entity” has the meaning as such term is defined in section 1.382-3(a) of the Treasury Regulations, including any group of persons who have a formal or informal understanding among themselves to make a coordinated acquisition of stock.

[3]

For the avoidance of doubt, the definition of Common Stock shall not include record or Beneficial Ownership in any securities to be issued in connection with a chapter 11 plan of reorganization of the Debtors.

PLEASE TAKE FURTHER NOTICE that, as of ____________, 2023, the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock. The following table sets forth the number of shares of Common Stock and the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock:

Number of Shares	Date Acquired

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (I) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of IronNet, Inc. and (II) Granting Related Relief [Docket No. ____] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Declaration Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

[Remainder of page intentionally left blank]

2

Respectfully submitted,

(Name of 50% Shareholder)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: __________ __, 20__

_______________,_______
(City) (State)

3

EXHIBIT 1E

Declaration of Intent to Claim a Worthless Stock Deduction

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
IRONNET, INC., et al.,[1]	)	Case No. 23-11710 (BLS)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to claim a worthless stock deduction with respect to one or more shares of common stock of IronNet, Inc. or any Beneficial Ownership therein (the “Common Stock”). IronNet, Inc. is a debtor and debtor in possession in Case No. 23-11710 (BLS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

The Debtors in the above captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: IronNet, Inc. (9446), IronNet Cybersecurity, Inc. (2655), IronNet International, LLC (7621), IronCAD LLC (1162), and HighDegree, LLC (8474). The Debtors’ corporate headquarters is located at 7900 Tysons One Place, Suite 400, McLean, VA 22102.

[2]

For purposes of this Declaration: (a) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and rulings issued by the Internal Revenue Service and includes direct, indirect, and constructive ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (i) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (ii) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (iii) an individual and such individual’s family members may be treated as one individual, (iv) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (v) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); and (b) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, if applicable, on ___________, 2023, the undersigned party filed a declaration of status as a 50% Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that the undersigned party proposes to declare for [federal / a specific state] tax purposes that _________ shares of Common Stock became worthless during the tax year ending _________ (the “Proposed Worthlessness Claim”).

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (A) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of IronNet, Inc. and Claims Against the Debtors and (B) Granting Related Relief [Docket No. ____] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Declaration Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that the Debtors have 5 business days after receipt of this Declaration to object to the Proposed Worthlessness Claim described herein. If the Debtors file an objection, such Proposed Worthlessness Claim will not be effective unless such objection is withdrawn by the Debtors or such action is approved by a final order of the Bankruptcy Court that becomes non-appealable. If the Debtors do not object within such 5-business day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in this Declaration.

2

PLEASE TAKE FURTHER NOTICE that any further claims of worthlessness contemplated by the undersigned party will each require an additional notice filed with the Court to be served in the same manner as this Declaration and are subject to an additional 5-business day waiting period.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: __________ __, 20__

_______________,_______
(City) (State)

3

EXHIBIT 1F

Notice of Interim Order

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
IRONNET, INC., et al.,[1]	)	Case No. 23-11710 (BLS)
)
Debtors.	)	(Jointly Administered)
)

NOTICE OF (A) DISCLOSURE PROCEDURES APPLICABLE

TO CERTAIN HOLDERS OF COMMON STOCK OR OPTIONS,

(B) DISCLOSURE PROCEDURES FOR CERTAIN TRANSFERS OF

AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO

COMMON STOCK, AND (C) FINAL HEARING ON THE APPLICATION THEREOF

TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF COMMON STOCK OF IRONNET, INC. (THE “COMMON STOCK”):

PLEASE TAKE NOTICE that on October 12, 2023 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”) filed petitions with the United States Bankruptcy Court for the District of Delaware (the “Court”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of or from the Debtors’ estates or to exercise control over property of or from the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the Debtors’ Motion for Entry of Interim and Final Orders (A) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of IronNet, Inc. and Claims Against Debtors and (B) Granting Related Relief [Docket No. 8] (the “Motion”).

[1]

The Debtors in the above captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: IronNet, Inc. (9446), IronNet Cybersecurity, Inc. (2655), IronNet International, LLC (7621), IronCAD LLC (1162), and HighDegree, LLC (8474). The Debtors’ corporate headquarters is located at 7900 Tysons One Place, Suite 400, McLean, VA 22102.

1

PLEASE TAKE FURTHER NOTICE that on [●], 2023, the Court entered the Interim Order (A) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of IronNet, Inc. and Claims Against the Debtors and (B) Granting Related Relief [Docket No. [●]] (the “Order”)2 approving procedures for certain transfers of, and declarations of worthlessness with respect to, Common Stock, set forth in Exhibit 1 attached to the Order (the “Procedures”).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a Substantial Shareholder or person that may become a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Stock or Beneficial Ownership of Common Stock in violation of the Procedures, any such transaction in violation of the Procedures shall be null and void ab initio, and certain remedial actions may be required to restore the status quo ante.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a 50% Shareholder may not claim a worthless stock deduction in respect of the Common Stock or Beneficial Ownership of Common Stock in violation of the Procedures, any such deduction in violation of the Procedures is null and void ab initio, and the 50% Shareholder shall be required to file an amended tax return revoking such proposed deduction.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the Procedures shall apply to the holding and transfers of Common Stock or any Beneficial Ownership therein by a Substantial Shareholder or someone who may become a Substantial Shareholder.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Motion or the Order, as applicable.

2

PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the proposed notice, solicitation, and claims agent for the Debtors, Stretto, Inc., will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time. The Order and such declarations are also available via PACER on the Court’s website at https://ecf.delb.uscourts.gov/ for a fee, or at no charge by accessing the Debtors’ restructuring website at: https://protect-us.mimecast.com/s/oCU1C0R9NqhgyQ8KuwUnA3?domain=cases.stretto.com.

PLEASE TAKE FURTHER NOTICE that the final hearing (the “Final Hearing”) on the Motion shall be held on _________, 2023, at__:__ _.m., prevailing Eastern Time. Any objections or responses to entry of a final order on the Motion must be filed with the Court on or before 4:00 p.m., prevailing Eastern Time, on _________, 2023. If no objections to entry of a final order on the Motion are timely received, the Court may enter such final order without need for the final hearing.

PLEASE TAKE FURTHER NOTICE THAT FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THE ORDER SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PROVISIONS OF SECTION 362 OF THE BANKRUPTCY CODE.

PLEASE TAKE FURTHER NOTICE THAT ANY PROHIBITED PURCHASE, SALE, OTHER TRANSFER OF, OR DECLARATION OF WORTHLESSNESS WITH RESPECT TO COMMON STOCK OR BENEFICIAL OWNERSHIP THEREIN IN VIOLATION OF THE ORDER IS PROHIBITED AND SHALL BE NULL AND VOID AB INITIO AND MAY BE SUBJECT TO ADDITIONAL SANCTIONS AS THIS COURT MAY DETERMINE.

3

PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

Dated:	October [●], 2023	YOUNG CONAWAY STARGATT & TAYLOR, LLP
Wilmington, Delaware
/s/
Sean M. Beach (No. 4070)
Kenneth J. Enos (No. 4544)
Elizabeth S. Justison (No. 5911)
Timothy R. Powell (No. 6894)
Kristin L. McElroy (No. 6871)
Rodney Square
1000 N. King Street
Wilmington, Delaware 19801
Telephone: (302) 571-6600
Emails: sbeach@ycst.com
kenos@ycst.com
ejustison@ycst.com
tpowell@ycst.com
kmcelroy@ycst.com

Proposed Counsel for the Debtors and
Debtors in Possession

4